Note 8 - Vessels and Advances, Net (Tables)	6 Months Ended
Jun. 30, 2026
Notes Tables
Schedule of Vessels and Advances, Net [Table Text Block]
	Vessel Cost	Accumulated Depreciation	Net Book Value
Balance, January 1, 2026	$4,159,475	$(1,420,493)	$2,738,982
Depreciation	-	(65,383)	(65,383)
Vessels’ acquisitions, advances and other vessels’ costs	344,528	-	344,528
Vessels sales, transfers and other movements	(71,267)	26,516	(44,751)
Balance, June 30, 2026	$4,432,736	$(1,459,360)	$2,973,376